UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2007

Nilam Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-135980	98-0487414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Camden Street, Suite 503, Toronto, Ontario, Canada		M5V 1V1
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 1-416-823-0915

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
                              PRINCIPAL OFFICERS.

Effective February 5, 2007, Mr. Karamjit Gill resigned as the Chief Executive Officer, President and director of Nilam Resources Inc. (the “Company”). There have been no disagreements between the Company and Mr. Gill regarding the Company’s operations, policies or practices. The Board of Directors of the Company has not appointed anyone to fill the vacancy created by the resignation of Mr. Gill.

Effective February 6, 2007, Mr. Sarvrinder Pabla has resigned as a Director of the Company. There have been no disagreements between the Company and Mr. Pabla regarding the Company’s operations, policies or practices. The Board of Directors of the Company has not appointed anyone to fill the vacancy created by the resignation of Mr. Pabla.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

        Not Applicable

        (b) Pro Forma Financial Information

        Not Applicable

        (c) Exhibits.

        None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2007

Nilam Resources Inc.

	By:	/s/ Michael Sklavenitis
Name: Michael Sklavenitis
Title: Chairman of the Board of Directors